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                                  EXHIBIT 99.1

                        Certification of CEO Pursuant to
                             18 U.S.C. Section 1350,
                    as Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Annual Report of the Amkor Technology, Inc., 401(K) Plan (the "Plan") on Form 11-K for the period ended on December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James J. Kim, as Chief Executive Officer of Amkor Technology, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of the operations of the Plan.

A signed original of this written statement has been provided to Amkor Technology, Inc. and will be retained by Amkor Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                     /s/ James J. Kim
                     --------------------------------
                     Name:  James J. Kim
                     Title: Chief Executive Officer
                     Date:  June 26, 2003